STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - 401(k) Profit Sharing Plan - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment Income
Net appreciation of investment	$ 5,588,955	$ 5,526,478
Interest and dividends	435,603	449,709
Total Investment Income	6,024,558	5,976,187
Interest Income on Notes Receivable from Participants	29,364	19,344
Contributions
Contributions by participants	1,577,560	1,570,088
Contributions by employer	1,034,167	982,368
Rollovers	1,365,049	107,828
Total Contributions	3,976,776	2,660,284
Total Additions	10,030,698	8,655,815
DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO:
Benefits Paid to Participants	3,962,002	6,759,676
Administrative Expenses	155,082	23,757
Total Deductions	4,117,084	6,783,433
Net Increase	5,913,614	1,872,382
Beginning of the Year	42,652,991	40,780,609
End of the Year	$ 48,566,605	$ 42,652,991